SUPPLEMENT DATED APRIL 1, 2024 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco California Municipal Fund
Invesco Limited Term California Municipal Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statement of Additional Information of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statement of Additional Information and retain it for future reference.
Effective immediately:
The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Joshua Cooney	Portfolio Manager	2024

Elizabeth S. Mossow, CFA	Portfolio Manager	2024

Tim O’Reilly	Portfolio Manager	2019

Mark Paris	Portfolio Manager	2019

Julius Williams	Portfolio Manager	2019

The following information replaces in its entirety the bulleted information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectuses:
▪
Joshua Cooney, Portfolio Manager, who has been responsible for the Fund since 2024 and has been associated with Invesco and/or its affiliates since 1999.
▪
Elizabeth S. Mossow, CFA, Portfolio Manager, who has been responsible for the Fund since 2024 and has been associated with Invesco and/or its affiliates since 2019. From 2007 to 2019, Ms. Mossow was associated with OppenheimerFunds, a global asset management firm.
▪
Tim O’Reilly, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2010.
▪
Mark Paris, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2010.
▪
Julius Williams, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2010.
The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix H of the Funds’ SAI:
As of January 31, 2024, Mr. Cooney did not beneficially own any shares of the Funds.
As of January 31, 2024, Ms. Mossow did not beneficially own any shares of the Funds.
The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix H of the Funds’ SAI:
As of January 31, 2024, Mr. Cooney managed 15 other registered investment companies with approximately $17,388.6 million in assets, no other pooled investment vehicles and no other accounts.
As of January 31, 2024, Ms. Mossow managed 6 other registered investment companies with approximately $9,188.3 million in assets, no other pooled investment vehicles and 2 other accounts with approximately $912.0 million in assets.
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